INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 6 – INCOME TAXES
The Company determines its estimated annual effective tax rate at the end of each interim period based on estimated pre-tax income (loss) and facts known at that time. The estimated annual effective tax rate is applied to the year-to-date pre-tax income (loss) at the end of each interim period with certain adjustments. The tax effects of significant unusual or extraordinary items are reflected as discrete adjustments in the periods in which they occur. The Company’s estimated annual effective tax rate can change based on the mix of jurisdictional pre-tax income (loss) and other factors. However, if the Company is unable to make a reliable estimate of its annual effective tax rate, then the actual effective tax rate for the year-to-date period may be the best estimate. For the three months ended March 31, 2023, and 2022, the Company determined that its annual effective tax rate approach would provide for a reliable estimate and therefore used this method to calculate its tax provision.
The Company’s effective income tax rate was 2.0% and 16.0% for the three months ended March 31, 2023, and 2022, respectively. The effective income tax rate for the three months ended March 31, 2023, and 2022 differed from the federal statutory rate primarily due to the geographical mix of earnings and related foreign tax rate differential, permanent differences, and the valuation allowance maintained against certain deferred tax assets.
The Company’s income tax benefit was $0.4 million and $2.2 million for the three months ended March 31, 2023, and 2022, respectively. The change in the income tax benefit for the three months ended March 31, 2023, compared to the three months ended March 31, 2022, was primarily due to changes in the jurisdictional mix of earnings and the impact of the valuation allowance maintained against certain deferred tax assets.
INCOME TAXES
Income (loss) before provision (benefit) for income taxes from operations for the years ended December 31, 2022, and 2021, consisted of the following:

	Years Ended
(In thousands, USD)	December 31, 2022	December 31, 2021
United States	$(92,021)	$(12,184)
Foreign	(24,596)	(21,368)
Total loss before income taxes	$(116,617)	$(33,552)
The components of the provision (benefit) for income taxes from operations consisted of the following:

	Years Ended
(In thousands, USD)	December 31, 2022	December 31, 2021
Current:
Federal	$4,309	$782
State	905	442
Foreign	558	(309)
Total current provision	5,772	915
Deferred:
Federal	(9,336)	(6,478)
State	(4,455)	(748)
Foreign	(2,398)	(2,465)
Total deferred benefit	(16,189)	(9,691)
Total income tax benefit	$(10,417)	$(8,776)
The reconciliation between income taxes computed at the U.S. statutory income tax rate to our provision for income taxes for the years ended December 31, 2022, and 2021 is as follows:

	Years Ended
(In thousands, USD)	December 31, 2022		December 31, 2021
Benefit for income taxes at 21% rate	$(24,490)	21.0%	$(7,045)	21.0%
State taxes, net of federal benefit	(1,358)	1.2%	(1,147)	3.4%
Change in valuation allowance	10,628	-9.1%	(642)	1.9%
Rate change	(1,687)	1.4%	774	-2.3%
Credits	(604)	0.5%	(602)	1.8%
Permanent differences and other	(2,712)	2.2%	2,852	-8.5%
Revaluation of warrants	(53)	0.0%	(1,106)	3.3%
Uncertain tax positions	591	-0.5%	544	-1.6%
Foreign withholding tax	134	-0.1%	116	-0.3%
Foreign rate differential	(2,120)	1.8%	(2,587)	7.7%
Executive compensation expense	872	-0.7%	1,517	-4.5%
Transaction related expense	210	-0.2%	(1,450)	4.3%
Global intangible low taxed income	283	-0.2%	—	0.0%
Foreign derived intangible income	(311)	0.3%	—	0.0%
Goodwill impairment	10,200	-8.7%	—	0.0%
Benefit for income taxes	$(10,417)	8.9%	$(8,776)	26.2%
Significant components of the Company’s deferred tax assets (liabilities) as of December 31, 2022, and 2021 are as follows:

	Years Ended
(In thousands, USD)	December 31, 2022	December 31, 2021
Deferred tax assets:
Net operating loss carry-forward	$13,617	$7,504
Credit carry-forward	1,386	1,956
Interest expense limitation carry-forward	15,844	12,053
Non-deductible reserves	339	374
Accruals and other temporary differences	2,835	1,288
Stock compensation	1,164	—
Lease liability	2,780	—
Property and equipment	1,007	1,018
Gross deferred tax assets	38,972	24,193
Less Valuation allowance	(16,177)	(5,750)
Total deferred tax assets (after valuation allowance)	22,795	18,443
Deferred tax liabilities:
Property and equipment	(1,738)	(4,151)
Intangible assets	(33,117)	(40,771)
Goodwill	(5,914)	(7,474)
Debt Discount	—	(3,972)
Accounting method change	(1,378)	—
Right of use asset	(2,514)	—
Research and development costs	(3,327)	—
Total deferred tax liabilities	$(47,988)	$(56,368)
Net deferred tax liabilities	$(25,193)	$(37,925)
The valuation allowance increased by $10.4 million during 2022, primarily due to an increase in U.S. disallowed interest expense carryover and U.S. state tax attributes deemed not realizable. In determining the need for a valuation allowance, the Company has given consideration to its worldwide cumulative loss position when assessing the weight of the sources of taxable income that can be used to support the realization of deferred tax assets. The Company has assessed, on a jurisdictional basis, the available means of recovering deferred tax assets, including the ability to carry-back net operating losses, the existence of reversing temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has also considered the ability to implement certain strategies that would, if necessary, be implemented to accelerate taxable income and use expiring deferred tax assets. The Company believes it is able to support the deferred tax assets recognized as of the end of the year based on all of the available evidence.
As of December 31, 2022, the Company has U.S. state tax net operating loss carryforwards of approximately $39 million which may be available to offset future income tax liabilities and expire at various dates beginning in 2032 through 2042. Additionally, the Company has U.S. state tax net operating loss carryforwards of approximately $13.0 million which carryforward indefinitely. Additionally, the Company has generated $38.0 million of foreign operating loss carryforwards which expire at various dates. As of December 31, 2022, the Company did not have U.S. federal tax loss carried forward.
As of December 31, 2022, the Company has U.S. state research and development tax credit carryforwards of $0.1 million which expire beginning in 2032 through 2033. As of December 31, 2022, the Company did not have any federal research and development tax credit carried forward. Additionally, the Company has $1.3 million of foreign research and development tax credit carryforwards.
Due to provisions of the Tax Cuts and Jobs Act of 2017, the Company has a carryforward of U.S. disallowed interest expense of $68.8 million, which has an indefinite carryforward period.
Utilization of the NOL carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and tax credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. There could be additional ownership changes in the future, which may result in additional limitations on the utilization of the NOL and tax credit carryforwards.
For taxable years beginning after December 31, 2017, taxpayers are subjected to the global intangible low-taxed income provisions, or GILTI provisions. The GILTI provisions require the Company to currently recognize in U.S. taxable income a deemed dividend inclusion of foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The ability to benefit from a deduction and foreign tax credits against a portion of the GILTI income may be limited under the GILTI rules as a result of the utilization of net operating losses, foreign sourced income, and other potential limitations within the foreign tax credit calculation. For the year ended December 31, 2022, the Company recorded an income tax charge related to GILTI of $0.3 million. For the year ended December 31, 2021, the Company did not record an income tax charge related to GILTI. The Company has made an accounting policy election, as allowed by the SEC and FASB, to recognize the impacts of GILTI within the period incurred. Accordingly, no U.S. deferred taxes are provided on GILTI inclusions of future foreign subsidiary earnings.
As of December 31, 2022, the Company has not provided U.S. taxes on the undistributed earnings of its foreign subsidiaries that it considers indefinitely reinvested. This indefinite reinvestment determination is based on the future operational and capital requirements of the Company’s domestic and foreign operations. The Company expects that the cash held by its foreign subsidiaries of $19.5 million as of December 31, 2022 will continue to be used for its foreign operations and, therefore, does not anticipate repatriating these funds.
The Company conducts business globally and, as a result, its subsidiaries file income tax returns in U.S. federal and state jurisdictions and various foreign jurisdictions. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Malta, the Netherlands, the United Kingdom, and the United States. Since the Company is in a loss carry-forward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carry-forward is utilized. As of December 31, 2022, the Company is not under income tax examination in any jurisdiction.
During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax examinations.
The following table presents a reconciliation of the total amounts of unrecognized tax benefits, excluding interest and penalties, included in accrued liabilities and other long-term liabilities in the consolidated balance sheets.

	Years Ended
(In thousands, USD)	December 31, 2022	December 31, 2021
Unrecognized tax benefits at the beginning of the year	$8,132	$7,690
Additions for tax positions of current year	442	442
Unrecognized tax benefits at the end of the year	$8,574	$8,132
The Company and its subsidiaries have accumulated significant intercompany obligations owed to/from various other subsidiaries of the Company. During the year ended December 31, 2022, the Company completed its assessment of its U.S. and non-U.S. income and non-income tax risks related to these obligations and added both current and prior period unrecognized tax benefits associated with the intercompany balances.
If the unrecognized tax benefit balance as of December 31, 2022, were recognized, it would in its entirety result in a tax benefit impacting the effective tax rate. The Company does not anticipate any material changes to its unrecognized tax benefits within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits as income tax expense. During the years ended December 31, 2022, and 2021 the Company recognized $9 thousand and $100 thousand in interest and penalties, respectively. The Company had $1 million and $1 million of interest and penalties accrued on December 31, 2022, and 2021, respectively.